Inventories (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Dec. 31, 2017
Inventories
Raw materials	$ 639		$ 314
Finished goods	9,149		11,475
Total	9,788		$ 11,789
Movements on the provision for excess and obsolete inventories
As at January 1	121	$ 160
Increase in provision for excess and obsolete inventories	79
Decrease in provision due to subsequent sale or recovery	(124)	(13)
Exchange difference	3	3
As at June 30	$ 79	$ 150